                                                                      Exhibit 23


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8, No. 333-10017, 333-58403, and 333-49916) pertaining to the ACT
Teleconferencing, Inc. Stock Option Plans, of our report dated March 21, 2002, with respect to the consolidated financial statements and schedules of ACT Teleconferencing, Inc. included in the Annual Report (Form 10-K/A) for the year ended December 31, 2001.


                                                   /s/ ERNST & YOUNG LLP


Denver, Colorado
April 25, 2002